SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HARVARD ILLINOIS BANCORP, INC.

(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS II, L.P.

STILWELL VALUE PARTNERS VII, L.P.

STILWELL PARTNERS, L.P.

STILWELL VALUE LLC

JOSEPH STILWELL

PETER WILSON

MARK S. SALADIN

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

THE STILWELL GROUP

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

April 30, 2012

Dear Fellow HARI Stockholder,

In a letter to shareholders, Mr. Seyller asks you to vote for his re-election to the Board for reasons including his “role in helping guide Harvard Savings Bank back to profitability.” But this is the same man who oversaw the Bank’s diversion from profitability. While the entire Bank earned $4,000 last year, the Board paid Mr. Seyller $332,663.

It is our belief that HARI should be sold to a better run bank.

Mr. Seyller is 62 years old. If our nominee wins the election and the Bank is sold, Mr. Seyller will probably never see another $300k payday, nor will he likely fill another CEO position. The current Board members have served alongside Mr. Seyller for an average term of 9 years. It’s understandable why they would want to protect him in the twilight of his career, but their duty is to the shareholders, not their long-serving CEO.

It is our belief that the current Board has failed. If you agree with us and would like to maximize shareholder value – rather than the CEO’s compensation – please vote our GREEN proxy card.

Sincerely

/s/ Joseph Stilwell
Joseph Stilwell

VOTE BY INTERNET	**WWW.FIRSTCOASTRESULTS.COM/HARI.HTML**

Visit the Internet voting Web site at http://www.firstcoastresults.com/hari.html. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m.(CDT) on May 23, 2012.

VOTE BY TELEPHONE	**1-800-218-3626**

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-218-3626, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 11:59 p.m. (CDT) on May 23, 2012.

VOTE BY MAIL

Simply sign and date your proxy card and return it in the postage-paid envelope to D.F. King & Co., Inc. c/o First Coast Results Inc./Independent Tabulator, P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you are voting by telephone or the Internet, please do not mail your proxy card.

Vote by Internet	**Vote by Telephone**	**Vote by Mail**
Access the Website and submit your proxy: **www.firstcoastresults.com/hari.html**	Call Toll-Free Using a touch-tone telephone: **1-800-218-3626**	Sign and return your proxy in the postage-paid envelope provided.

Control Number →

▼ **DETACH PROXY CARD HERE** ▼

The Stilwell Group recommends that you vote "FOR" the election of the Stilwell Group's Nominee, Peter Wilson, as a director, and "FOR" the ratification of the appointment of BKD, LLP as the Company's independent registered public accountants.

1. ELECTION OF DIRECTORS – To elect Mr. Peter Wilson

☐ FOR ☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the person who has been nominated by the Company to serve as Director, other than the Company nominee noted below. There is no assurance that the candidate nominated by the Company will serve as a Director if the Stilwell Group's Nominee is elected. You should refer to the Company's proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Duffield J. Seyller III.

Note: If you do not wish for your shares to be voted "FOR" the person who has been nominated by the Company to serve as Director, other than Duffield J. Seyller III, write the name of the Company nominee in the following space: ______________________________

2. RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR HARVARD ILLINOIS BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2012.

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Dated: ______________ Signature ______________________

Title:

Signature (if held jointly) ______________________

Title:

HARVARD ILLINOIS BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

SIGN, DATE AND MAIL YOUR PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMTLY. YOUR VOTE, WHETHER BY INTERNET, TELEPHONE OR MAIL, MUST BE RECEIVED NO LATER THAN 11:59 P.M. (CDT) ON MAY 23, 2012, TO BE INCLUDED IN THE VOTING RESULTS.

▼ DETACH PROXY CARD HERE ▼

PROXY

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO THE BOARD OF DIRECTORS OF HARVARD ILLINOIS BANCORP, INC. FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF HARVARD ILLINOIS BANCORP, INC.

The undersigned hereby appoints Mr. Joseph Stilwell, Mr. Spencer L. Schneider, and Mr. Richard H. Grubaugh, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of Harvard Illinois Bancorp, Inc. ("Harvard Illinois Bancorp" or the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Harvard Police Station, located at 201 West Front St., 2nd Floor, Harvard, Illinois, on May 24, 2012 at 8 a.m., Illinois Time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. **Unless otherwise specified, this proxy will be voted "FOR" the election of the Stilwell Group's Nominee for election as directors as noted on the reverse, and "FOR" the ratification of the appointment of BKD, LLP as the Company's independent registered public accountants for 2012.** This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 24, 2012. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.dfking.com/hari.

For registered shares, your proxy must be received by 11:59 P.M. Central Daylight Time on May 23, 2012.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.